                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 17, 2001
--------------------------------------------------------------------------------


                        FLEETBOSTON FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  1-6366                                 05-0341324
-----------------------------------------   ------------------------------------
         (Commission File Number)             (IRS Employer Identification No.)


      100 Federal Street, Boston, MA                       02110
-----------------------------------------   ------------------------------------
 (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code: 617-434-2200
                                                            ------------


 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.          OTHER EVENTS.

                 Earlier today, FleetBoston's Chief Financial Officer, Eugene M. McQuade, reviewed third quarter results of $766 million or $.70 per diluted share. Mr. McQuade discussed the impact of the slowing economy and lower business volumes on FleetBoston's operations. In light of these conditions, he characterized FleetBoston's operating earnings coming out of the third quarter to be in the low to mid $.60 per diluted share range and expected that the fourth quarter of this year would be no higher than that. He further stated that the current outlook for 2002 performance has been revised to a range of $3.25-$3.35 per diluted share, which is in the lower range of current analyst expectations. Mr. McQuade reiterated the company's focus on generating internal growth and described a number of customer initiatives underway.

                 A replay of Mr. McQuade's conference call is available until October 19, 2001 at 6:00 P.M. (Eastern Daylight Time). Domestic callers can access the playback by calling 1-888-566-0055. International callers should call 402-998-1142.

                                       *************

                 This report contains forward-lookng statements that involve risks and uncertainties that could cause actual results to differ materially from estimates. These risks and uncertainties include, among other things, (1) changes in general political and economic conditions, either domestically or internationally, including the economic effects of the September 11, 2001 terrorist attacks against the United States and the response of the United States to those attacks, the continuing weakness in the Latin American economies, particularly Argentina, and a further deterioration in credit quality, including the resultant effect on the level of the Corporation's nonperforming assets and chargeoffs; (2) interest rate and currency fluctuations, equity and bond market fluctuations and perceptions, including continued weakness in the global capital markets and the impact of such weakness on the Corporation's Principal Investing and other capital markets businesses; (3) changes in the competitive environment for financial services organizations and the Corporation's ability to manage those changes; (4) legislative or regulatory developments, including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial services industry; (5) technological changes, including the impact of the Internet on the Corporation's businesses; (6) the ability of the Corporation to fully realize expected cost savings and realize those savings within the expected timeframes; and (7) the level of costs related to the integration of acquired businesses. For further information, please refer to the Corporation's previous filings with the SEC.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FLEETBOSTON FINANCIAL CORPORATION
                              ---------------------------------
                                          Registrant


                                By:   /s/  Eugene M. McQuade
                                   ----------------------------
                                         Eugene M. McQuade
                                         Vice Chairman and
                                       Chief Financial Officer



Dated:  October 17, 2001